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                                                                   EXHIBIT 10(u)





Dear Hollis:

         Per our conversation, below is an outline of your financial arrangements with Morningstar. These are subject to Company Comp review.

         Term:                 Aug. 5, 1996 - Aug. 5, 1998

         Title:                President & Chief Operating Officer

         Base Salary:          $200,000

         Compensation:         $200,000 Base Salary
                               $150,000 Bonus on budgeted EPS
                               $   50,000 on a higher target EPS & sales growth
                               target.  To be mutually developed.

         Severance:            In the event you are terminated by the company
                               for any reason other than cause, you will receive a lump sum payment equal to one year of your annual base salary.

         I look forward to continuing a mutually enjoyable relationship.

Sincerely,


/s/ C. DEAN METROPOULOS
-----------------------
C. Dean Metropoulos